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                                                                 EXHIBIT 10.10.1



[THE OMNI GROUP OF COMPANIES Logo]




December 30, 1999


Mr. Dave Richards
Rockford Corporation
P.O. Box 1860
Tempe, AZ  85280-1860

Re:  2055 & 2075 E. 5th Street
     Tempe, AZ

Dear Mr. Richards:

I am in receipt of your letter dated December 18, 1999, in which you advise us of your intention to exercise Option 4 as noted in the Amendment No. 2 to Standard Industrial Lease - Gross (Amendment Options). A copy of your letter has been forwarded to the Lessor and we hereby acknowledge the extension of your Lease Agreement from January 1, 2001 through December 31, 2001.

Your continued business is appreciated. Should you have any questions, please do not hesitate to contact me at 480/945-8989 ext. 111.

Sincerely,


/s/ Pat Busadzija

Patricia A. Buzadzija
Property Manager
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                                                                 EXHIBIT 10.10.1





[ROCKFORD CORPORATION Logo]



December 18, 1999


Faith McClintock
Omni Management Group, Inc.
4330 N. Civic Center Plaza
Scottsdale, AZ  85251-3528

RE:  2055 & 2075 E. 5th Street, Temps, AZ (Lease Extension)

Please accept this letter as our notice to exercise Option 4 covering the period of January 1, 2001 through December 31, 2001, as noted in Amendment No. 2 to Standard Industrial Lease-Gross (Amendment Options).


Sincerely,

ROCKFORD CORPORATION

/s/ Dave Richard

Dave Richards
V.P. IT/Facilities